Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, July 22, 2016

Tompkins Financial Corporation Reports Second Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported net income of $14.6 million for the quarter, and $28.8 million for the year to date period ended June 30, 2016, down $2.8 million and $1.3 million, respectively, from the same period in 2015. Prior year results included a non-recurring curtailment gain of $3.6 million after tax ($0.24 per share) related to changes to the Company’s pension plan, which was recognized in the second quarter of 2015.

Diluted earnings per share were $0.96 for the second quarter of 2016, down $0.19 per share (16.5%) from the second quarter of 2015. For the year to date period ended June 30, 2016, diluted earnings per share were $1.89, down $0.11 per share (5.5%) from the same period in 2015. If the non-recurring curtailment gain were excluded from prior year results, the current period diluted earnings per share would reflect growth of 5.5% for the quarter and 8.0% for the year to date when compared to the same periods in 2015. Refer to the table of “NON-GAAP MEASURES” included in this press release for additional details.

President and CEO, Stephen S. Romaine said "The current quarter and year to date periods reflect very good results for our Company. Solid loan growth, stable margins, and very good credit quality have been key to our success in the first half of the year.”

Selected highlights for second quarter:

▪	Net interest income of $44.9 million was up 8.7% compared to the second quarter of 2015.
▪	Total loans of $4.0 billion were up 13.0% over the same period in 2015.
▪	Net interest margin has remained relatively stable over the past five quarters.
▪	Credit quality continues to improve with nonperforming assets down 21.0% compared to the second quarter of 2015.

NET INTEREST INCOME

Net interest income of $44.9 million for the second quarter of 2016 increased by $3.6 million, or 8.7% compared to the same period in 2015. For the year to date period, net interest income was $88.9 million, up $6.4 million, or 7.7% from the same period in 2015.

Growth in net interest income was largely driven by $537.7 million of growth in total loans since the second quarter of 2015, an increase of 17.8%. The loan growth was supported in part by a $265.6 million increase in total deposits over the same period. The net interest margin was 3.36%, and has remained relatively stable since the second quarter of 2015.

NONINTEREST INCOME

Noninterest income represented 27.6% of total revenues in the second quarter of 2016, compared to 31.5% compared to the same period in 2015. While fee based revenue has remained relatively stable when compared to the prior year, overall noninterest income was down from the prior year both for the quarter and year to date periods. The lower noninterest income for the quarter was largely related to higher income in the prior year related to gains on the sale of available-for-sale securities (higher by $484,000 in the prior year) and gains on the sale of other real estate owned (higher by $858,000 in the prior year).

NONINTEREST EXPENSE

Noninterest expense was $39.4 million for the second quarter of 2016, up $6.5 million over the second quarter of 2015. For the year to date period, noninterest expense was $79.0, up $6.3 million from the same period in 2015. The second quarter and year to date noninterest expense in 2015 were reduced by a $6.0 million non-recurring curtailment gain related to a change in the Company’s defined benefit pension plan.

ASSET QUALITY

Asset quality trends showed continued improvement in the second quarter of 2016. Nonperforming assets were down 21.0% compared to the second quarter in 2015, and down 15.5% from the first quarter of 2016. Nonperforming assets represented 0.32% of total assets at June 30, 2016, down from 0.43% at December 31, 2015, and from 0.39% at March 31, 2016. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.89%.

Provision for loan and lease losses was $978,000 for the second quarter of 2016, up from $922,000 compared to the second quarter of 2015. The year-over-year increase in provision expense is primarily due to loan growth. Net charge-offs for the second quarter of 2016 were $384,000 compared to $316,000 reported in the second quarter 2015.

The Company’s allowance for originated loan and lease losses totaled $33.0 million at June 30, 2016, and represented 0.93% of total originated loans at June 30, 2016, compared to 0.98% at June 30, 2015, and 0.95% at December 31, 2015. The total allowance represented 183.0% of total nonperforming loans and leases at June 30, 2016, up from 146.7% at December 31, 2015, and 139.36% at June 30, 2015.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.79%, compared to 8.82% reported for December 31, 2015, and 8.92% at June 30, 2015. Total Capital to risk-weighted assets at June 30, 2016 was 12.95%, compared to 13.03% reported at December 31, 2015 and 13.46% at June 30, 2015.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	06/30/2016	12/31/2015

Cash and noninterest bearing balances due from banks	$64,551	$56,261
Interest bearing balances due from banks	1,834	1,996
Cash and Cash Equivalents	66,385	58,257

Trading securities, at fair value	6,719	7,368
Available-for-sale securities, at fair value (amortized cost of $1,388,108 at June 30,
2016 and $1,390,255 at December 31, 2015)	1,412,382	1,385,684
Held-to-maturity securities, at amortized cost (fair value of $152,901 at June 30, 2016
and $146,686 at December 31, 2015)	144,979	146,071
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,551,628	3,310,768
Acquired loans and leases, covered (3)	12,269	14,031
Acquired loans and leases, non-covered (3)	414,216	447,243
Less: Allowance for loan and lease losses	33,125	32,004
Net Loans and Leases	3,944,988	3,740,038

Federal Home Loan Bank stock	36,462	29,969
Bank premises and equipment, net	61,683	60,331
Corporate owned life insurance	76,921	75,792
Goodwill	92,942	91,792
Other intangible assets, net	12,532	12,448
Accrued interest and other assets	68,913	82,245
Total Assets	$5,924,906	$5,689,995

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,462,885	2,401,519
Time	883,320	855,133
Noninterest bearing	1,123,516	1,138,654
Total Deposits	4,469,721	4,395,306

Federal funds purchased and securities sold under agreements to repurchase	97,180	136,513
Other borrowings, including certain amounts at fair value of $10,426 at June 30, 2016
and $10,576 at December 31, 2015	700,026	536,285
Trust preferred debentures	37,595	37,509
Other liabilities	65,949	67,916
Total Liabilities	$5,370,471	$5,173,529

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,071,279 at June 30, 2016; and 15,015,594 at December 31, 2015	1,507	1,502
Additional paid-in capital	355,462	350,823
Retained earnings	212,990	197,445
Accumulated other comprehensive loss	(13,267)	(31,001)
Treasury stock, at cost – 114,110 shares at June 30, 2016, and 116,126 shares
at December 31, 2015	(3,774)	(3,755)

Total Tompkins Financial Corporation Shareholders’ Equity	552,918	515,014
Noncontrolling interests	1,517	1,452
Total Equity	$554,435	$516,466
Total Liabilities and Equity	$5,924,906	$5,689,995

TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
(In thousands, except per share data) (Unaudited)	06/30/2016	06/30/2015	06/30/2016	06/30/2015
INTEREST AND DIVIDEND INCOME
Loans	$41,834	$38,059	$82,321	$75,435
Due from banks	1	1	3	2
Trading securities	77	90	158	184
Available-for-sale securities	7,284	7,374	14,815	15,188
Held-to-maturity securities	903	674	1,814	1,270
Federal Home Loan Bank stock and Federal Reserve Bank stock	318	225	615	572
Total Interest and Dividend Income	50,417	46,423	99,726	92,651
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	422	354	812	689
Other deposits	2,264	2,267	4,473	4,553
Federal funds purchased and securities sold under agreements to
repurchase	644	665	1,310	1,335
Trust preferred debentures	594	573	1,183	1,143
Other borrowings	1,586	1,234	3,003	2,373
Total Interest Expense	5,510	5,093	10,781	10,093
Net Interest Income	44,907	41,330	88,945	82,558
Less: Provision for loan and lease losses	978	922	1,833	1,131
Net Interest Income After Provision for Loan and Lease Losses	43,929	40,408	87,112	81,427
NONINTEREST INCOME
Insurance commissions and fees	7,517	7,407	15,079	14,777
Investment services income	3,834	3,838	7,620	7,844
Service charges on deposit accounts	2,092	2,244	4,356	4,402
Card services income	2,002	2,025	3,943	3,843
Mark-to-market loss on trading securities	(60)	(74)	(106)	(137)
Mark-to-market gain on liabilities held at fair value	92	104	149	145
Other income	1,367	2,695	3,074	4,721
Gain on sale of available-for-sale securities	240	723	472	1,013
Total Noninterest Income	17,084	18,962	34,587	36,608
NONINTEREST EXPENSES
Salaries and wages	19,333	18,394	38,322	35,962
Pension and other employee benefits	4,934	(519)	10,217	5,475
Net occupancy expense of premises	2,999	3,073	6,147	6,412
Furniture and fixture expense	1,577	1,483	3,266	2,933
FDIC insurance	783	748	1,605	1,489
Amortization of intangible assets	521	500	1,048	1,007
Other operating expense	9,241	9,239	18,289	19,332
Total Noninterest Expenses	39,388	32,918	78,894	72,610
Income Before Income Tax Expense	21,625	26,452	42,805	45,425
Income Tax Expense	7,022	9,030	13,989	15,290
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,603	17,422	28,816	30,135
Less: Net income attributable to noncontrolling interests	32	32	65	65
Net Income Attributable to Tompkins Financial Corporation	$14,571	$17,390	$28,751	$30,070
Basic Earnings Per Share	$0.97	$1.16	$1.91	$2.01
Diluted Earnings Per Share	$0.96	$1.15	$1.89	$2.00

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	June 30, 2016			June 30, 2016			June 30, 2015
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,936	$2	0.42%	$2,015	$3	0.30%	$1,607	$2	0.25%
Securities (4)
U.S. Government securities	1,464,091	7,647	2.10%	1,461,423	15,549	2.14%	1,442,846	15,366	2.15%
Trading securities	6,920	78	4.53%	7,084	158	4.49%	8,654	184	4.29%
State and municipal (5)	99,493	840	3.40%	98,562	1,678	3.42%	87,502	1,703	3.92%
Other securities (5)	3,641	30	3.31%	3,664	61	3.35%	3,758	60	3.22%
Total securities	1,574,145	8,595	2.20%	1,570,733	17,446	2.23%	1,542,760	17,313	2.26%
FHLBNY and FRB stock	31,617	318	4.05%	29,708	615	4.16%	22,355	572	5.15%

Total loans and leases, net of unearned income (5)(6)	3,885,215	42,525	4.40%	3,838,211	83,713	4.39%	3,431,282	76,635	4.50%
Total interest-earning assets	5,492,913	51,440	3.77%	5,440,667	101,777	3.76%	4,998,004	94,522	3.81%

Other assets	349,474			345,662			355,264

Total assets	5,842,387			5,786,329			5,353,268

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,531,393	982	0.16%	2,532,290	1,938	0.15%	2,337,605	1,914	0.17%
Time deposits	890,864	1,704	0.77%	879,479	3,347	0.77%	912,016	3,328	0.74%
Total interest-bearing deposits	3,422,257	2,686	0.32%	3,411,769	5,285	0.31%	3,249,621	5,242	0.33%

Federal funds purchased & securities sold under agreements to repurchase	99,015	644	2.62%	112,639	1,310	2.34%	136,811	1,335	1.97%
Other borrowings	584,193	1,586	1.09%	543,256	3,003	1.11%	385,233	2,373	1.24%
Trust preferred debentures	37,566	594	6.36%	37,545	1,183	6.34%	37,374	1,143	6.17%
Total interest-bearing liabilities	4,143,031	5,510	0.53%	4,105,209	10,781	0.53%	3,809,039	10,093	0.53%

Noninterest bearing deposits	1,093,113			1,080,375			978,233
Accrued expenses and other liabilities	62,960			64,946			64,615
Total liabilities	5,299,104			5,250,530			4,851,887

Tompkins Financial Corporation Shareholders’ equity	541,781			534,314			499,896
Noncontrolling interest	1,502			1,485			1,485
Total equity	543,283			535,799			501,381

Total liabilities and equity	$5,842,387			$5,786,329			$5,353,268
Interest rate spread			3.23%			3.23%			3.28%
Net interest income/margin on earning assets		45,930	3.36%		90,996	3.36%		84,429	3.41%

Tax Equivalent Adjustment		(1,023)			(2,051)			(1,871)

Net interest income per consolidated financial statements		$44,907			$88,945			$82,558

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Dec-15

Period End Balance Sheet
Securities	$1,564,080	$1,583,742	$1,539,123	$1,542,332	$1,536,374	$1,539,123
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,551,628	3,370,791	3,310,768	3,149,386	3,013,968	3,310,768
Acquired loans and leases (3)	426,485	450,122	461,274	484,927	507,963	461,274
Allowance for loan and lease losses	33,125	32,530	32,004	30,965	30,091	32,004
Total assets	5,924,906	5,764,971	5,689,995	5,594,718	5,436,136	5,689,995
Total deposits	4,469,721	4,555,228	4,395,306	4,437,073	4,204,089	4,395,306
Federal funds purchased and securities sold under agreements to repurchase	97,180	116,551	136,513	134,941	131,063	136,513
Other borrowings	700,026	455,341	536,285	398,946	493,326	536,285
Trust preferred debentures	37,595	37,552	37,509	37,466	37,423	37,509
Total common equity	552,918	538,408	515,014	516,409	503,877	515,014
Total equity	554,435	539,893	516,466	517,959	505,394	516,466

Average Balance Sheet
Average earning assets	$5,492,913	$5,388,420	$5,260,979	$5,138,665	$5,038,586	$5,099,743
Average assets	5,842,387	5,730,271	5,624,351	5,486,645	5,391,114	5,455,214
Average interest-bearing liabilities	4,143,031	4,067,385	3,930,707	3,856,025	3,835,430	3,851,549
Average equity	543,283	528,314	518,529	509,518	505,667	507,754

Share data
Weighted average shares outstanding (basic)	14,798,515	14,760,276	14,719,394	14,739,915	14,751,844	14,728,193
Weighted average shares outstanding (diluted)	14,975,115	14,905,919	14,869,103	14,866,735	14,878,107	14,863,026
Period-end shares outstanding	15,035,369	15,023,776	14,979,684	14,905,576	14,942,107	14,979,684
Common equity book value per share	$36.77	$35.84	$34.38	$34.65	$33.72	$34.38
Tangible book value per share (Non-GAAP)	$29.82	$28.85	$27.48	$27.64	$26.71	$27.48

Income Statement
Net interest income	$44,907	$44,038	$43,437	$42,386	$41,330	$168,381
Provision (Credit) for loan/lease losses	978	855	1,533	281	922	2,945
Noninterest income	17,084	17,503	17,910	17,422	18,962	71,940
Noninterest expense	39,388	39,506	39,370	37,882	32,918	149,862
Income tax expense	7,022	6,967	6,557	7,115	9,030	28,962
Net income attributable to Tompkins Financial Corporation	14,571	14,180	13,854	14,497	17,390	58,421
Noncontrolling interests	32	33	33	33	32	131
Basic earnings per share (9)	$0.97	$0.95	$0.93	$0.97	$1.16	$3.91
Diluted earnings per share (9)	$0.96	$0.94	$0.92	$0.96	$1.15	$3.87

Nonperforming Assets
Originated nonaccrual loans and leases	$11,008	$12,671	$13,506	$14,821	$14,566	$13,506
Acquired nonaccrual loans and leases	4,831	4,145	4,331	4,908	5,030	4,331
Originated loans and leases 90 days past due and accruing	89	57	58	57	58	58
Troubled debt restructurings not included above	2,172	3,862	3,915	3,465	1,939	3,915
Total nonperforming loans and leases	18,100	20,735	21,810	23,251	21,593	21,810
OREO (8)	1,001	1,865	2,692	3,188	2,570	2,692
Total nonperforming assets	$19,101	$22,600	$24,502	$26,439	$24,163	$24,502

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Jun-16		Mar-16		Dec-15		Sep-15		Jun-15		Dec-15
Loans and leases 30-89 days past due and
accruing (2)		$6,580		$2,519		$3,280		$3,550		$3,315		$3,280
Loans and leases 90 days past due and accruing (2)		89		57		58		57		58		58
Total originated loans and leases past due and accruing (2)		6,669		2,576		3,338		3,607		3,373		3,338

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$850		$1		$276		$309		$455		$276
Covered loans and leases 90 days or more past
due and accruing (3)(7)		474		469		524		508		674		524
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		900		1,038		933		1,028		917		933
Non-covered loans and leases 90 days past
due and accruing (3)(7)		1,387		1,446		1,991		2,069		3,031		1,991
Total acquired loans and leases past due and accruing		3,611		2,954		3,724		3,914		5,077		3,724
Total loans and leases past due and accruing		$10,280		$5,530		$7,062		$7,521		$8,450		$7,062

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$31,981		$31,312		$30,450		$29,428		$28,690		$28,156
Provision for loan and lease losses		978		872		1,185		173		769		2,467
Net loan and lease (recoveries) charge-offs		(9)		203		323		(849)		31		(689)
Allowance for loan and lease losses (originated		32,968		31,981		31,312		30,450		29,428		31,312
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$549		$692		$515		$663		$795		$841
Provision (Credit) for loan and lease losses		0		(17)		348		108		153		478
Net loan and lease charge-offs		392		126		171		256		285		627
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		157		549		692		515		663		692

Total allowance for loan and lease losses		$33,125		$32,530		$32,004		$30,965		$30,091		$32,004

Loan Classification - Originated Portfolio
Special Mention		$20,639		$20,388		$19,657		$25,133		$25,706		$19,657
Substandard		16,462		18,026		18,186		19,937		21,600		18,186
Loan Classification - Acquired Portfolio
Special Mention		550		534		540		1,446		1,589		540
Substandard		13,975		17,445		17,007		23,683		21,932		17,007
Loan Classifications - Total Portfolio
Special Mention		21,189		20,922		20,197		26,579		27,295		20,197
Substandard		30,437		35,471		35,193		43,620		43,532		35,193

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Dec-15
Nonperforming loans and leases/total loans and leases (7)	0.45%	0.54%	0.58%	0.64%	0.61%	0.58%
Nonperforming assets/total assets	0.32%	0.39%	0.43%	0.47%	0.44%	0.43%
Allowance for originated loan and lease losses/total originated loans and leases	0.93%	0.95%	0.95%	0.97%	0.98%	0.95%
Allowance/nonperforming loans and leases	183.01%	156.88%	146.74%	133.18%	139.36%	146.74%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.04%	0.03%	0.05%	(0.07%)	0.04%	(0.00%)

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.79%	8.79%	8.82%	8.89%	8.92%	8.82%
Total capital / risk-weighted assets *	12.95%	13.18%	13.03%	13.29%	13.46%	13.03%

Profitability
Return on average assets *	1.00%	0.99%	0.98%	1.05%	1.29%	1.07%
Return on average equity *	10.79%	10.77%	10.63%	11.29%	13.79%	11.51%
Net interest margin (TE) *	3.36%	3.36%	3.35%	3.35%	3.37%	3.38%
* Quarterly ratios have been annualized

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measure provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See "Tompkins Financial Corporation - Summary Financial Data (Unaudited)" tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share

Net income available to common shareholders	$14,571	$14,180	$13,854	$14,497	$17,390	$58,421
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	224	229	229	189	234	834
Adjusted net income available to common shareholders	14,347	13,951	13,625	14,308	17,156	57,587
Gain on pension plan curtailment (net of tax)	0	0	0	0	(3,602)	(3,602)
Net operating income (Non-GAAP)	14,347	13,951	13,625	14,308	13,554	53,985
Weighted average shares outstanding (diluted)	14,975,115	14,905,919	14,869,103	14,866,735	14,878,107	14,863,026
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.96	$0.94	$0.92	$0.96	$0.91	$3.63

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Tangible Book Value Per Share

	Jun-16	Mar-16	Dec-15	Sep-15	Jun-15	Dec-15
Total common equity	$552,918	$538,408	$515,014	$516,409	$503,877	$515,014
Less: Goodwill and intangibles (10)	104,636	104,987	103,347	104,349	104,845	103,347
Tangible common equity	448,282	433,421	411,667	412,060	399,032	411,667
Ending shares outstanding	15,035,369	15,023,776	14,979,684	14,905,576	14,942,107	14,979,684
Tangible book value per share (Non-GAAP)	$29.82	$28.85	$27.48	$27.64	$26.71	$27.48

Non-GAAP Disclosure - YTD adjusted diluted earnings per share
		Jun-16	Jun-15
Net income available to common shareholders		$28,751	$30,070
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards		453	420
Adjusted net income available to common shareholders		28,298	29,650
Gain on pension plan curtailment		0	(3,602)
Net operating income (Non-GAAP)		28,298	26,048
Weighted average shares outstanding (diluted)		14,940,518	14,858,127
Adjusted diluted earnings per share (Non-GAAP)		$1.89	$1.75

(1) Federal Reserve peer ratio as of March 31, 2016, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) "Originated" equals loans and leases not included by definition in "acquired loans".

(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8) Includes all other real estate owned, including those balances acquired through business combinations.

(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.

(10) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.